STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	4
Beginning Date of Collection Period	21-Oct-02
End Date of Collection Period	19-Nov-02
Payment Date	20-Nov-02
Previous Payment Date	21-Oct-02

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	40,794,076.74
Principal Collections	32,117,012.06
Interest Collections (net of servicing fee)	8,242,206.63
Servicing fee	434,858.05
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	40,794,076.74
Interest Paid to Notes	1,718,122.29
Principal Paid to Notes	38,641,096.40
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	434,858.05

Balance Reconciliation

Beginning Pool Balance	1,043,659,312.84
Principal Collections (including repurchases)	32,117,012.06
Charge off Amount	10,238.98
Ending Pool Balance	1,011,532,061.80

Collateral Performance
Cash Yield (% of beginning balance)	9.98%
Charge off Rate (% of beginning balance)	0.01%
Net Yield	9.97%

Delinquent Loans
One Payment Principal Balance of loans	42,687,856.24
One Payment Number of loans	364
Two Payments Principal Balance of loans	6,553,238.67
Two Payments Number of loans	58
Three+ Payments Principal Balance of loans	6,237,290.67
Three+ Payments Number of loans	58

Two+ Payments Delinquency Percentage	1.26%
Two+ Payments Day Rolling Average	0.77%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,369
Number outstanding end of period	8,133
Number of REO	-
Principal Balance of REO	0.00

Overcollateralization
Begin OC Amount	99,068,693.16
OC Release Amount	0.00
Extra Principal Payment Amount	6,513,845.36
End OC Amount	105,582,538.52

Target OC Amount	135,613,946.18
Interim OC Amount	99,058,454.18
Interim OC Deficiency	36,555,492.00

Monthly Excess Cashflow	6,513,845.36
Principal Payment Amount	32,117,012.06
Principal Collections	32,117,012.06
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.83000%
Class A Formula Rate (1-mo. Libor plus 30bps)	2.13000%
Class A Note Rate	2.13000%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.48000%
Class M Note Rate	2.48000%
Available Funds Cap	9.33328%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	38.361062
2. Principal Payment per $1,000	36.765784
3. Interest Payment per $1,000	1.595278

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.13000%
2. Days in Accrual Period	30

3. Class A Interest Due	1,424,249.85
4. Class A Interest Paid	1,424,249.85
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	802,394,278.96
2. Class A Principal Due	32,824,161.12
3. Class A Principal Paid	32,824,161.12
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	769,570,117.84

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.8619824
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7607966

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	38.623197
2. Principal Payment per $1,000	36.765784
3. Interest Payment per $1,000	1.857413

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.48000%
2. Days in Accrual Period	30

3. Class M Interest Due	293,872.44
4. Class M Interest Paid	293,872.44
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	142,196,340.72
2. Class M Principal Due	5,816,935.28
3. Class M Principal Paid	5,816,935.28
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	136,379,405.44

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.8619824
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1348246